UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 8, 2025

ARES STRATEGIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01512	88-6432468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY		10167
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 4 to the SB Funding Facility

On April 8, 2025, Ares Strategic Income Fund (the “Fund”), ASIF Funding II, LLC, a wholly owned subsidiary of the Fund, as borrower (the “Borrower”) and The Bank of Nova Scotia, as administrative agent and revolving lender, entered into Amendment No. 4 to Credit Agreement (the “SB Funding Facility Amendment”) to the Credit Agreement, dated as of March 1, 2024 (as amended, the “SB Funding Facility”), by and among the Borrower, the Fund, as parent and servicer, the lenders from time to time parties thereto, The Bank of Nova Scotia, as administrative agent, the collateral agent and collateral administrator party thereto, and the custodian and document custodian party thereto.

The SB Funding Facility Amendment, among other things, (a) extended the reinvestment period from September 1, 2026 to October 8, 2027, (b) extended the stated maturity date from March 1, 2033 to April 8, 2034, (c) adjusted the interest rate charged on the SB Funding Facility from Secured Overnight Financing Rate (“SOFR”) plus an applicable margin of (i) 2.10% during the reinvestment period and (ii) 2.40% following the reinvestment period to SOFR plus an applicable margin of (i) 1.90% during the reinvestment period and (ii) 2.20% following the reinvestment period and (d) adjusted the commitment fee from (x) 0.50% per annum on any unused portion of the SB Funding Facility to (y) on and after July 8, 2025, between 0.50% and 1.00% per annum depending on the aggregate amount of unused commitments under the SB Funding Facility. The other terms of the SB Funding Facility remained materially unchanged.

Borrowings under the SB Funding Facility are subject to the SB Funding Facility’s various covenants and leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the SB Funding Facility Amendment and is qualified in its entirety by reference to the copy of the SB Funding Facility Amendment, which is filed as an exhibit hereto and incorporated by reference herein.

Ares Direct Lending CLO 5 Debt Securitization

On April 10, 2025 (the “Closing Date”), the Fund, through its wholly owned, consolidated subsidiary, Ares Direct Lending CLO 5 LLC (“ADL CLO 5”), completed a $499.1 million term debt securitization (the “ADL CLO 5 Debt Securitization”). The ADL CLO 5 Debt Securitization is also known as a collateralized loan obligation and is an on-balance-sheet financing incurred by the Fund.

The notes offered in the ADL CLO 5 Debt Securitization that mature on April 20, 2038 (collectively, the “April 2038 CLO Notes”) were issued by ADL CLO 5 pursuant to the indenture governing the April 2038 CLO Notes (the “April 2038 CLO Indenture”) dated as of the Closing Date and include (i) $210.0 million of Class A-1 Senior Floating Rate Notes that were issued to third parties and bear interest at Term SOFR (as defined in the April 2038 CLO Indenture) plus 1.38% (the “April 2038 Class A-1 CLO Notes”); (ii) $15.0 million of Class A-2 Senior Floating Rate Notes that were issued to third parties and bear interest at Term SOFR plus 1.60% (the “April 2038 Class A-2 CLO Notes”); (iii) $50.0 million of Class B Senior Floating Rate Notes that were issued to third parties and bear interest at Term SOFR plus 1.70% (the “April 2038 Class B CLO Notes” and, together with the April 2038 Class A-1 CLO Notes and the April 2038 Class A-2 CLO Notes, the “April 2038 CLO Secured Notes”); and (iv) $149.1 million of Subordinated Notes, which do not bear interest (the “April 2038 CLO Subordinated Notes”). The Fund retained all of the April 2038 CLO Subordinated Notes, which are unsecured obligations of ADL CLO 5 and will accordingly be eliminated on consolidation. In addition, in connection with the ADL CLO 5 Debt Securitization, ADL CLO 5 incurred $75.0 million of Class A-1A Loans that mature on April 20, 2038 (the “April 2038 CLO Secured Loans”), under a Class A-1A Credit Agreement (the “April 2038 CLO Credit Agreement”), dated as of the Closing Date, by and among ADL CLO 5, as borrower, the lender party thereto, and U.S. Bank Trust Company, National Association (“U.S. Bank”), as loan agent and collateral trustee. The April 2038 CLO Secured Loans bear interest at Term SOFR (as defined in the April 2038 CLO Credit Agreement) plus 1.38%.

The April 2038 CLO Secured Notes and April 2038 CLO Secured Loans are the secured obligation of ADL CLO 5 and are backed by a diversified portfolio of first lien senior secured loans contributed by the Fund to ADL CLO 5 on the Closing Date pursuant to the terms of a contribution agreement (the “Contribution Agreement”). The April 2038 CLO Indenture contains certain conditions pursuant to which additional loans can be acquired by ADL CLO 5, in accordance with rating agency criteria or as otherwise agreed with certain institutional investors who purchased the April 2038 CLO Secured Notes and April 2038 CLO Secured Loans. Through April 20, 2030, all principal collections received on the underlying collateral may be used by ADL CLO 5 to purchase new collateral under the direction of Ares Capital Management LLC, the Fund’s investment adviser, in its capacity as asset manager (the “Asset Manager”) to ADL CLO 5 under an asset management agreement (the “Asset Management Agreement”) and in accordance with the Fund’s investment strategy, including additional collateral that may be purchased from the Fund, pursuant to the terms of a master purchase and sale agreement (the “Master Purchase Agreement”) between the Fund as seller and ADL CLO 5 as buyer. The Asset Manager has agreed to waive any management fees that relate to the Fund's ownership of the April 2038 CLO Subordinated Notes. In addition, U.S. Bank serves as collateral administrator for ADL CLO 5 under a collateral administration agreement (the “Collateral Administration Agreement”) among ADL CLO 5, the Asset Manager and U.S. Bank.

The April 2038 CLO Indenture and April 2038 CLO Credit Agreement include customary covenants and events of default. The April 2038 CLO Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Fund expects to use the net proceeds of the offering to repay certain outstanding indebtedness under its debt facilities. The Fund may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The foregoing descriptions of the Contribution Agreement, the April 2038 CLO Indenture, the April 2038 CLO Credit Agreement, the April 2038 CLO Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Contribution Agreement, the April 2038 CLO Indenture, the April 2038 CLO Credit Agreement, the April 2038 CLO Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement, respectively, each filed as exhibits hereto or included within such exhibits, as applicable, and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
4.1	Indenture and Security Agreement, dated as of April 10, 2025, by and between Ares Direct Lending CLO 5 LLC, as issuer, and U.S. Bank Trust Company, National Association, as collateral trustee

4.2	Form of Class A-1 Senior Floating Rate Notes due 2038 (contained in the Indenture and Security Agreement filed as Exhibit 4.1 hereto)

4.3	Form of Class A-2 Senior Floating Rate Notes due 2038 (contained in the Indenture and Security Agreement filed as Exhibit 4.1 hereto)

4.4	Form of Class B Senior Floating Rate Notes due 2038 (contained in the Indenture and Security Agreement filed as Exhibit 4.1 hereto)

4.5	Form of Subordinated Notes due 2038 (contained in the Indenture and Security Agreement filed as Exhibit 4.1 hereto)

10.1	Amendment No. 4 to Credit Agreement, dated as of April 8, 2025, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer and The Bank of Nova Scotia, as administrative agent and revolving lender

10.2	Class A-1A Credit Agreement, dated as of April 10, 2025, by and among Ares Direct Lending CLO 5 LLC, as borrower, the lenders party thereto, and U.S. Bank Trust Company, National Association, as loan agent and collateral trustee

10.3	Collateral Administration Agreement, dated as of April 10, 2025, by and between Ares Direct Lending CLO 5 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association as collateral administrator

10.4	Asset Management Agreement, dated as of April 10, 2025, by and between Ares Direct Lending CLO 5 LLC, as issuer and Ares Capital Management LLC, as asset manager

10.5	Master Purchase and Sale Agreement, dated as of April 10, 2025, by and between Ares Strategic Income Fund, as seller, and Ares Direct Lending CLO 5 LLC, as buyer

10.6	Contribution Agreement, dated as of April 10, 2025, by and between Ares Strategic Income Fund, as transferor, and Ares Direct Lending CLO 5 LLC, as transferee

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES STRATEGIC INCOME FUND

Date: April 14, 2025

	By:	/s/ Scott C. Lem
Name: Scott C. Lem
Title: Chief Financial Officer and Treasurer

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